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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 28, 2002


            CWABS, INC., (as depositor under the Sale and Servicing
       Agreement, dated as of March 27, 2002, relating to the Revolving
             Home Equity Loan Asset Backed Notes, Series 2002-C).

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                                333-73712                             95-4596514
          --------                                ---------                             ----------
(State or Other Jurisdiction                    (Commission                          (I.R.S. Employer
      of Incorporation)                         File Number)                        Identification No.)


                         4500 Park Granada
                       Calabasas, California                                              91302
                       ---------------------                                              -----
             (Address of Principal Executive Officers)                                 (Zip Code)



       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a supplement to the prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2002-C (the "Notes").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of MBIA Inc. and its subsidiaries and MBIA Insurance Corporation and its subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the three years in the period ended December 31, 2001, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission) and the consolidated financial statements of MBIA Inc. and its subsidiaries as of June 30, 2002, and for the six month period ended June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended June 30, 2002 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus dated December 14, 2001 (the "Prospectus"); (iii) the prospectus supplement for Revolving Home Equity Loan Asset Backed Notes, Series 2002-C (the "Prospectus Supplement"), and (iv) the Supplement to Prospectus Supplement dated September 23, 2002 (the "Supplement"), and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their reports dated February 1, 2002, included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001 in the Prospectus, and the Prospectus Supplement and the Supplement. The consent of PriceWaterhouseCoopers LLP is attached hereto as Exhibit 23.1



____________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus, the Prospectus Supplement, and the Supplement of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2002-C.


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Item 7.  Financial Statements, Pro Forma Financial

     Information and Exhibits.
     -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1  Consent of PriceWaterhouseCoopers LLP


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.



                                            By:  /s/ Celia Coulter
                                                 ---------------------------
                                                 Name:  Celia Coulter
                                                 Title:  Vice President



Dated:  October 29, 2002


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Exhibit Index
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Exhibit                                                                   Page
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23.1      Consent of PriceWaterhouseCoopers LLP